UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2015

bBooth, Inc.
 (Exact name of registrant as specified in its charter)
Nevada	000-55314	46-1669753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
901 Hancock Avenue, Unit 308 West Hollywood, California		90069
(Address of principal executive offices)		(Zip Code)

(855) 250-2300
 (Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[ ]	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[ ]	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 7.01.                          REGULATION FD DISCLOSURE
Transcript of bBooth shareholder call dated November 2, 2015 is furnished herewith.
ITEM 9.01.                          FINANCIAL STATEMENTS AND EXHIBITS

99.1	Transcript of bBooth shareholder call dated November 2, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2015	bBOOTH, INC.
	By:	"Rory J. Cutaia"
Name: Rory J. Cutaia Title: Chairman and Chief Executive Officer